UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2004

CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-27393	62-1297760
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 383-6619
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On November 24, 2004, Civitas BankGroup, Inc. (the “Company”) entered into a Plan of Tax Free Reorganization Under Section 355 of the Internal Revenue Code and Agreement (the “Agreement”) by and among the Company and the Acquirors identified on Schedule A attached thereto, who are shareholders of the Company and members of the board of directors of the Company’s wholly-owned subsidiary BankTennessee (“BankTennessee”). Pursuant to the terms of the Agreement, the Acquirors will exchange 2,000,000 shares of Company common stock held by them for all of the issued and outstanding shares of common stock of BankTennessee owned by the Company.

     The transaction contemplated by the Agreement is expected to close in the first quarter of 2005 subject to the satisfaction of certain closing conditions, including, among others, the receipt of required regulatory approval; the receipt by the Company of the written opinion of the Company’s financial advisor that the consideration to be received by the Company in exchange for the BankTennessee common stock is fair to the Company’s shareholders from a financial point of view; the receipt by the Company and the Acquiror of the opinion of the Company’s accounting firm that the transaction contemplated by the Agreement will constitute a “reorganization” within the meaning of Section 355 of the Internal Revenue Code of 1986, as amended; and the failure to occur of any material adverse change with respect to the Company or BankTennessee.

     The Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. This summary is qualified in its entirety by reference to the Agreement.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
2.1	Plan of Tax Free Reorganization Under Section 355 of the Internal Revenue Code and Agreement by and among Civitas BankGroup, Inc. and the Acquirors identified on Schedule A attached thereto. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules of this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request.)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.

By: /s/ Andy LoCascio

Andy LoCascio
Chief Financial Officer
Date: December 1, 2004

EXHIBIT INDEX

Exhibit Number	Description
2.1	Plan of Tax Free Reorganization Under Section 355 of the Internal Revenue Code and Agreement by and among Civitas BankGroup, Inc. and the Acquirors identified on Schedule A attached thereto. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules of this agreement are omitted, but will be provided supplementally to the Securities and Exchange Commission upon request.)